CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 10/01)

No. 4

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ other ______

dated August 21 2010, on property known as 280Acres San Bernardino Co Line

in which Coronus Energy Corp. is referred to as ("Buyer/Tenant")
and Paul R Marshall Trust. is referred to as ("Seller/Landlord").

Buyer and Seller agree to an extension of escrow to April 15, 2011.

By March 18, 2011, Buyer will wire transfer the fee of $1733 into escrow (a forfeitable fee for extension of the escrow--equal to 8.5% per annum interest rate based on the purchase price.)

Buyer directs escrow to release the $1733 to Seller within 2 business days of receipt of fee.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date MARCH 13 2011 Date 3-14-11

Buyer/Tenant [signature] Coronus Energy Corp Seller/Landlord [signature] Paul R Marshall Trust

Buyer/Tenant ______ Seller/Landlord ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by Broker or Designee ______ Date ______

Agent: Lois Greenlee	Phone: 7609212121	Fax: 7609224387	Prepared using zipForm® software
Broker: Century 21 Osborne Realty	138 E. Hobson Way , Blythe	CA 92225	